April 25, 2019

DREYFUS BNY MELLON FUNDS, INC.

Dreyfus Alternative Diversifier Strategies Fund

Supplement to Current Prospectus

The following information supplements the information contained in the section of the fund's prospectus entitled "Fund Details - Goal and Approach - Description of Investment Strategies – Underlying Funds - Long/Short Strategies":

Effective on or about June 1, 2019, the fund may invest in an additional unaffiliated underlying fund that employs a long/short alternative investment strategy.  The target range for allocating the fund's assets to long/short investment strategies remains 0% to 55%.

The additional unaffiliated underlying fund seeks to achieve long-term capital appreciation.  It also seeks to preserve capital in down markets.  This underlying fund invests at least 80% of the value of its net assets (which include borrowings for investment purposes) in equity securities such as common stocks, warrants and rights.  This underlying fund employs a strategy of taking long and short positions in equity securities publicly traded in the U.S. and in foreign developed markets.  This underlying fund buys securities "long" that the underlying fund's sub-adviser believes will outperform the equity market, and sells securities "short" that the underlying fund's sub-adviser believes will underperform the equity market.  This underlying fund's long-short exposure will vary over time based on the underlying fund's sub-adviser's assessments of market conditions and other factors.  This underlying fund's sub-adviser anticipates that, in general, the portfolio of this underlying fund will not be more than 100% long or short on a net basis.  This underlying fund may invest in equity securities of U.S. and foreign issuers in all market capitalization ranges without limitation.  Under normal market conditions, this underlying fund will invest in at least three different countries, with at least 40% of its net assets invested in securities of issuers located outside the United States.  This underlying fund's investment strategy involves active and frequent trading.

6253S0419